UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2022

Schultze Special Purpose Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40891 (Commission File Number)	86-1206818 (I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite S-632 Rye Brook, NY (Address of principal executive offices)	10573 (Zip Code)
(914) 701-5260 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SAMAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 18, 2022, Jeffrey M. Glick resigned as the Chief Financial Officer of Schultze Special Purpose Acquisition Corp. II (the “Company”). Mr. Glick’s resignation was not the result of any dispute or disagreement with the Company or the board of directors of the Company (the “Board”) on any matter relating to the Company’s operations, policies or practices, including its controls of financial-related matters.

In connection with Mr. Glick’s resignation, on March 18, 2022, the Board appointed Gary M. Julien as the Chief Financial Officer of the Company, effective immediately. Mr. Julien will also continue to serve as the Executive Vice President of the Company and as a member of the Board. Additional information regarding, among other things, Mr. Julien’s background and compensatory arrangements is contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2022 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2022, the Board approved the filing of a Certificate of Change of Registered Agent and/or Registered Office (the “Certificate of Change”) with the Secretary of State of the State of Delaware to change the Company’s registered agent to Harvard Business Services, Inc., and its registered office to 16192 Coastal Highway, Lewes, DE 19958, County of Sussex. The Certificate of Change became effective upon the Company’s filing of the Certificate of Change with the Secretary of State of the State of Delaware on March 21, 2022. A copy of the Certificate of Change is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Change of Registered Agent and/or Registered Office
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schultze Special Purpose Acquisition Corp. II

By:	/s/ George J. Schultze
Name: George J. Schultze
Title: Chief Executive Officer

Date: March 21, 2022